BASCOM HILL BALANCED FUND, INC.
          6411 Mineral Point Road
          Madison, WI  53705
          (608)  274-0300
                                    March 5, 1996


          Securities & Exchange Commission
          Attn:  Filing Desk
          450 Fifth Street NW
          Washington, DC  20549

                                    Re:  Bascom Hill BALANCED Fund, Inc.
                                         Reg. No. 33-8431

          Dear Sirs:

          Enclosed please find the Annual Report for the above named registrant, covering the year ended December 31, 1995. This report has been mailed to all shareholders of record.

          This filing is intended to fulfill the requirements of
          Section 24(b) and Section 30(b)(2) of the Investment Company
          Act.

                                     Sincerely,

                                     Katherine L. Frank
                                     Vice President


                           BASCOM HILL BALANCED FUND, INC.

          Dear Shareholder:

               We are pleased to report that the Bascom Hill BALANCED Fund increased 22% in 1995, a year that finally produced above average results in both the stock and bond markets. History shows that once every 4 or 5 years the markets have an impressive run. Your Fund participated nicely in 1995, and, because it showed positive results in 1994, you did not have to waste time making up lost ground.
               The Stock Market... Throughout 1995, interest rates declined as the economy slowed and corporate earnings posted surprisingly strong gains. The stock market loved it. Although inappropriate for a `balanced'' portfolio, it would have been an excellent year to be 100% in stocks. However, the actual stocks used were the right stuff, gaining about 47%, as compared to 36% for the major indices. While it is tempting to continue to reflect on 1995, we are quickly refocusing on getting off to a positive start in 1996.
               Falling short term interest rates combined with stable corporate earnings continue to fuel the advance this year. Although the stock market marches on to new highs daily, it is interesting to note that only 11% of the equity mutual funds beat the S&P `500'' last year. This illustrates that the broad stock market has lagged the big-stock indices, and suggests a wide variety of stocks continue to show promise for the years ahead. However, a mild correction is a good possibility over the near term, and careful stock selection is clearly warranted.
               The Bond Market... After 1994, the worst calendar year on record for the bond market, we entered 1995 believing the economy would slow and rates would move lower. As the year played out, the economy did slow, inflationary pressures subsided, the federal reserve started lowering interest rates, and bond prices moved higher. The explosive rally in the bond market produced double digit returns in the fixed income portion of your Fund, adding significantly to the overall return.
               Looking ahead, as long as the economy remains in a sluggish, slow growth mode, interest rates should remain low. The Federal Reserve is in the process of gently lowering rates in response to the slow economy and low inflation rates. Our indicators suggest a quieter market this year, however, the budget debate and the upcoming elections will undoubtedly provide some excitement in the months ahead.
               While it is great to celebrate years like 1995, it is unlikely that we will see a repeat in 1996. However, given the current environment, we anticipate a solid return come year-end despite some volatility along the way. We wish you the best in 1996 and appreciate your continued confidence in the management of your Fund.

                                        Sincerely,

                                        Katherine L. Frank



                                        Vice President



                                INVESTMENT HIGHLIGHTS

          Investment     The Fund's investment objectives are to
          Objective      produce current income and achieve long-term
                         growth in the value of fund shares. The investment portfolio will consist primarily of common stocks, government and corporate bonds and money market instruments. The mix of assets will be regularly adjusted or `balanced'' by the investment advisor.

          Investment     The advisor's willingness to hold substantial
          Strategy       cash reserves during periods of market risk is the
                         single most important factor in comparing the Fund's `market timing'' strategy with most other mutual funds. You are hiring a portfolio manager to determine when to `switch'' between common stocks, bonds and cash reserves. The advisor's sensitivity to down markets and skillful allocation of assets is critical to your investment results.

          Benefits to    -  Exposure to common stocks is limited to 70% of
          Shareholders      assets.

                         - At least 25% of assets will be maintained in fixed income senior securities.

                         - Conservative, `value'' driven common stock selection process.

                         - Diversified portfolio. No more then 5% may be invested in the securities of any one corporation or issuer,except in U.S. Government securities.

                         -  IRA Plan and easy transfer forms available.

                         - Wisconsin based investment advisor. Madison Investment Advisors, Inc. manages over $1.8 billion for individual, foundation and tax-exempt portfolios. Since 1973 the firm has worked to achieve comendable performance for its
                           "balanced'' accounts.

          Total Return Over Lifetime of Fund

               The following table illustrates the total return for $10,000 invested in Bascom Hill BALANCED Fund, Inc. on December 18, 1986, the date of the initial public offering, with income dividends and capital gain distributions reinvested in the Fund.

                                                                   Value of
                             Net Asset  Capital Gains   Income     Initial
                             Per        Distributions   Dividends  $10,000
          Date               Share      Per Share       Per Share  Investment



          December 31, 1986   $20.00      ---              ---      $10,000
          December 31, 1987   $20.13      ---           $  .60      $10,366
          December 31, 1988   $20.76      ---           $  .91      $11,169
          December 31, 1989   $21.62    $  .46          $ 1.17      $12,526
          December 31, 1990   $19.04      ---           $ 1.00      $11,611
          December 31, 1991   $23.00    $  .05          $  .73      $14.525
          December 31, 1992   $23.65    $  .64          $  .60      $15,750
          December 31, 1993   $22.36    $ 1.66          $  .62      $16,435
          December 31, 1994   $20.16    $ 1.74          $  .72      $16,650
          December 31, 1995   $22.44    $ 1.26          $  .74      $20,158



          BASCOM HILL BALANCED FUND, INC.

          STATEMENT OF NET ASSETS


          Schedule of Investments
          December 31, 1995
                                                  Shares or
                                                  Principal       Market
          Common Stocks - 44.0%                     Amount        Value
          ---------------------                   ----------   ----------


          Consumer - Business Services - 3.2%
          Banta Corp.                                 8,000      $352,000

          Consumer - Retail - 2.3%
          Wal-Mart Stores, Inc.                      11,300       251,425

          Consumer - Discretionary - 8.0%
          Carnival Corp.                             11,050       269,344
          Lancaster Colony Corp.                      8,300       309,175
          Newell Co.                                 11,300       292,388

          Consumer - Financial - 5.5%
          Federal Home Loan Mortgage Corp.            4,400       367,400
          MBNA Corp.                                  6,050       223,094

          Financial Services - 4.7%
          MBIA, Inc.                                  3,000       225,000
          United Asset Management Corp.               7,400       283,975

          Medical & Health Care - 6.2%
          Columbia/ HCA Healthcare Corp.              4,300       218,225
          Forest Laboratories, Inc.                   4,700       212,675
          Mylan Laboratories, Inc.                   10,150       238,525

          Regional Banks - 5.2%
          Norwest Corp.                               9,450       311,850
          State Street Boston Corp.                   5,700       256,500

          Technology - 8.9%
          Compaq Computer Corp.                       5,650       271,200
          Intel Corp.                                 4,250       241,187
          Sun Microsystems, Inc.                      9,800       447,125
                                                                 --------



          Total Common Stocks (cost
            $3,760,889)                                          $4,771,088
                                                                 ----------

          Fixed Income Investments - 29.1%
          --------------------------------


          Treasury Securities - 12.5%
          U.S. Treasury Notes 5.125% due
            3/31/96                                 $275,000     $274,986
          U.S. Treasury Notes 6.50% due
            11/30/96                                605,000       612,036
          U.S. Treasury Notes 6.25% due
            5/31/00                                 160,000       165,651
          U.S. Treasury Notes 5.875% due
            2/15/04                                 300,000       306,875
                                                                 --------


          Total Treasury Securities (cost
            $1,332,747)                                          $1,359,548
                                                                 ----------





          STATEMENT OF NET ASSETS (continued)




                                                  Principal      Market

                                                   Amount        Value
                                                  ----------   ----------



          CMO/Remic Securities - 3.3%
          Residential Funding 7.00% due
            12/25/07                               $150,000     $150,093
          FNMA Remic 6.75% due 5/25/19              200,000      205,250
                                                                 --------


          Total CMO/Remic Securities (cost
            $347,400)                                           $355,343
                                                                --------


          Corporate Bonds - 13.3%
          National Coop Svcs. Corp. 8.375%
            due 7/2/96                              $70,000      $ 70,858
          General Telephone Co. of
            California 6.75% due 12/1/97            125,000       125,109
          Lehman Brothers, Inc. 10% due
            5/15/99                                 160,000       177,733
          Ford Capital BV 9.375% due
            5/15/01                                 185,000       213,348
          Morgan Stanley Group, Inc. 8.10%
            due 6/24/02                             150,000       166,000
          Price/Costco Wholesale Corp.
            5.75% due 5/15/02                       125,000       119,013



          Georgia Pacific Corp. 9.95% due
            6/15/02                                 135,000       161,325
          Norwest Corp. 6.625% due 3/15/03           90,000        92,907
          Marshall & Ilsley Corp. 6.375%
            due 7/15/03                             100,000       101,140
          WMX Technologies, Inc. 6.375% due
            12/1/03                                 215,000       219,294
                                                                 --------


          Total Corporate Bonds (cost
            $1,367,933)                                          $1,446,727
                                                                 ----------


          Total Fixed Income Investments
            (cost $3,048,080)                                    $3,161,618
                                                                 ----------


          Short Term Investments - 26.7%
          ------------------------------


          Variable Rate Demand Notes
          American Family Financial
            Services 5.49% due 01/01/96             $46,219      $ 46,219
          Eli Lilly & Co. 5.32% due
            01/01/96                                367,665       367,665
          General Mills, Inc. 5.49% due
            01/01/96                                265,157       265,157
          Pitney Bowes Credit Corp. 5.49%
            due 01/01/96                            450,000       450,000



          Sara Lee Corp. 5.47% due 01/01/96         450,000       450,000
          Southwestern Bell Telephone 5.72%
            due 01/01/96                            450,000       450,000
          Warner Lambert 5.46% due 01/01/96         449,722       449,722
          Wisconsin Electric Power Corp.
            5.53% due 01/01/96                      419,900       419,900
                                                                 --------


          Total Short Term Investments
            (cost $2,898,663)                                    $2,898,663
                                                                 ----------


          Cash & Receivables Less
          -----------------------

            Liabilities - 0.2%                                   $ 25,502
            ------------------                                   --------



          TOTAL NET ASSETS - Equivalent to
          $22.44 per share on 483,863.517
          shares of $.01 par value capital
          stock outstanding (authorized
          capital stock - 5,600,000
          shares), and paid-in capital
          aggregated $9,721,687                                  $10,856,871
                                                                 ===========




          BASCOM HILL BALANCED FUND, INC.


          STATEMENTS OF CHANGES IN NET ASSETS






                                             Year Ended       Year Ended
                                        December 31, 1995   December 31, 1994


          Investment Activities
          Net Investment Income                    $348,794      $334,770
          Income Distributions to
            Shareholders
            ($.74 and $.72 per share,
            respectively)                          (344,671)     (335,745)
                                                   ---------     --------


            Increase (Decrease) in
            Undistributed Net Investment
            Income                                 $  4,123      $   (975)
                                                   --------      ---------



          Net Realized Gains from Security
            Transactions                           $593,051      $761,608
          Net Realized Gain Distribution to
            Shareholders
                ($1.26 and $1.70 per share,
            respectively)                          (573,199)     (763,864)
          Excess Gain Distribution to
            Shareholders
            ($.00 and $.04 per share,
            respectively)                                 0       (16,002)
                                                   --------      ---------


            Increase (Decrease) in
            Undistributed Realized Gains           $ 19,852      $(18,258)
                                                   --------      ---------


          Increase (Decrease) in Unrealized
            Appreciation                           $1,070,937    $(940,314)
                                                   ----------    ---------


            Increase (Decrease) in
            Undistributed Net Assets
            Derived From Investment
            Activities                             $1,094,912    $(959,547)
                                                   ==========    ==========

          Shares Sold and Redeemed
          Net Proceeds from Shares Issued



            (14,517 and 10,720 shares,
            respectively)                          $330,849      $240,837
          Net Asset Value of Shares Issued
            in Distributions
            (39,470 and 52,137 shares,
            respectively)                           879,563      1,072,091
                                                   --------      ---------

                                                   $1,210,412    $1,312,928
          Cost of Shares Redeemed
            (61,862 and 188,468 shares,
            respectively)                          (1,360,747)   (4,244,449)
                                                   -----------   ----------


          (Decrease) in Net Assets from
            Sale and Redemption of Fund
            Shares                                 $(150,335)    $(2,931,521)
                                                   =========     ===========

          Net Assets
          Balance at Beginning of Year
            (Including undistributed net
            income of ($1,367) and ($390))         $9,912,294    $13,803,362
          Net Increase (Decrease) from
            Investment Activities                  1,094,912     (959,547)
          Net (Decrease) from Shares Sold
            and Redeemed                           (150,335)     (2,931,521)
                                                   --------      ----------



          Balance at End of Year (Including
            undistributed net investment
            income of $2,755 and ($1,367),
            respectively)                          $10,856,871   $9,912,294
                                                   ===========   ==========

                   See Accompanying Notes to Financial Statements.




          BASCOM HILL BALANCED FUND, INC.


          STATEMENTS OF OPERATIONS



                                          Year Ended         Year Ended
                                         December 31, 1995  December 31, 1994

          Income:

          Interest                                 $434,961      $358,268
          Dividends                                  55,031        97,451
          Other                                           0        26,609
                                                   --------      --------

                                                   $489,992      $482,328
                                                   --------      --------


          Expenses:
          Auditing Fee                             $  5,907      $  5,945
          Custodial Fee                               5,833         5,563
          Directors' Fee                              3,000         2,250
          Fidelity Bond                               1,397         1,397
          Investment Advisor Fee                     88,169        93,783
          Legal Fee                                   1,219         1,101
          Licensing Fee                               3,635         3,097
          Printing Cost                               5,172         5,457
          Transfer Agent Fee                         24,425        24,470
          Other Fees                                  2,441         4,495
                                                   --------      --------

                                                   $141,198      $147,558
                                                   --------      --------



          Net Investment Income                    $348,794      $334,770
                                                   ========      ========

          Ratio of Expenses to Income                 28.8%         30.6%





          Realized Gains on Investments:
          Proceeds from Sale                       $5,077,080   $14,018,442
          Cost                                     4,484,029     13,256,834
                                                   ---------     ----------

          Net Realized Gains                       $593,051        $761,608
                                                   --------        --------




          Unrealized Appreciation on
            Investments:
          Balance, Beginning of Year               $ 52,802        $993,116
          Balance, End of Year                     1,123,739         52,802
                                                   ---------       --------

          Increase (Decrease) in Unrealized
            Appreciation                           $1,070,937      $(940,314)
                                                   ----------      ---------




          Net Realized Gains and Increase
          (Decrease) in Unrealized
          Appreciation                             $1,663,988      $(178,706)
                                                   ==========      =========




                   See Accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS-Selected per Share Data and Ratios

                                          Year Ended December 31,
--------------------------------------------------------------------------------

                  1995  1994  1993  1992  1991  1990  1989  1988  1987  1986*
NET ASSET VALUE:
Beg. of year     $20.16  22.36 23.65 23.00 19.04 21.62 20.76 20.13 20.00 20.00

INCOME FROM INVESTMENT OPERATIONS:
Net invest. income  .75    .72   .62   .59   .73  1.00  1.15   .91   .63   .01

Net realized and unrealized gains or (losses) on securities
                   3.53   (.46)  .37  1.30  1.43  2.58) 1.34   .63   .10   .00
                  -----   -----  ---  ----  ----  ----- ---- -----  ---- -----


Total from investment operations
               $   4.28    .26   .99  1.89  2.16 (1.58) 2.49  1.54   .73   .01

LESS DISTRIBUTIONS:
Dividends from net income
               $   (.74)  (.72) (.62) (.60) (.73)(1.00)(1.17) (.91)  (.60) .00
Capital gains distributions
                   (1.26) (1.74) (1.66)(.64) (.05)  .00  (.46)  .00   .00  .00
                  ------ ------ ------ ---- -----  ---  -----  ---    ---  ---


NET ASSET VALUE:
End of year     $22.44 20.16  22.36  23.65 23.00 19.04 21.62 20.76 20.13 20.00

TOTAL RETURN:    21.51% 1.31   4.35   8.43 25.10 (7.30)12.14  7.75  3.66   n/a
RATIOS:
Operating expenses to average net assets
                  1.36% 1.34   1.24   1.90  1.94  1.96  2.00  2.00  2.00   .06
Net income to average net assets
                  3.36% 3.03   2.53   2.53  3.33  5.00  5.60  4.90  4.80   .04
Portfolio turnover rate
                 65.83% 76.40  76.01 71.76 64.76 71.60 47.50   .45   .00   .00
Average Commission Rate Paid
                      .0818
*The Fund began operations on December 18, 1986.



          NOTES TO FINANCIAL STATEMENTS     December 31, 1995 and 1994


           (1) Significant Accounting Principles

               Bascom  Hill  BALANCED  Fund,   Inc.  began  operations  on
          December 18, 1986.  The Fund is registered under the   Investment
          Company Act of 1940, as amended, as an open-end management company. The following is a summary of significant accounting principles followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

               (a) The market  quotation  for each  security  is  the last reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the latest available bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term securities (maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value.

               (b) No provision is made for Federal  income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies, and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

               (c) All percentages for the  various classifications relate to total net assets.

               (d) The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

           (2) Cost of Investments  Purchased and  Proceeds of Investments
               Sold

               For the year ended December 31, 1995 the purchases and sales of investment securities (excluding short-term securities) were $5,996,862 and $5,077,079, respectively (purchases and sales of U.S. government obligations were $1,890,970 and $2,295,235, respectively).

          (3)  Net Realized Gains and Losses On Investments

               Net realized gains and losses on investments are computed on the basis of specifically identified certificates. During the year ended December 31, 1995 net realized gains would have been $596,878 if computed on the basis of average cost.

          (4) Aggregate Cost of Securities and Undistributed Income or Capital Gains

               The aggregate cost of securities for Federal income tax purposes is $6,808,969. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $1,156,479. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $32,737. The net unrealized appreciation at December 31, 1995 for all securities is $1,123,742. Through the year ended December 31, 1995, the accumulated undistributed net investment income is $2,755, and the accumulated undistributed realized capital gain is $3,851.

          (5)  Investment Advisory Agreement

               The investment advisory agreement with Madison Investment Advisors, Inc., provides for an annual management fee of .85 of 1% of the first $100 million of average net assets of the Fund. Such fees are remitted quarterly. The annual fee is reduced to the extent that the Fund's total annual operating expenses (including the advisory fee and distribution fee, but excluding interest and taxes) exceeds 2% of average daily net assets. The advisor's fee was not so reduced for the year ended December 31, 1995.

          (6)  Other Transactions With Affiliates

               Madison Investment Advisors, Inc. receives all contingent deferred sales charges imposed on some redemptions of shares held for less than five years.

               Certain officers and directors of the Fund are also officers and directors of Madison Investment Advisors, Inc. The Fund owed Madison Investment Advisors, Inc. $22,907 as of December 31, 1995.

          (7)       Sales Charge
               Purchases from July 1, 1993 through September 12, 1994, were subject to a sales charge of 3.0% of the offering price (3.09% of the net amount invested) in the purchase of Fund shares (unless waived by broker/dealer). The sales charge was then paid to the broker or dealer at time of purchase.




           GROWTH OF $10,000 CHART
           Bascom Hill BALANCED Fund Average Annual Total Return:

           1 Year          21.51%
           5 Years         11.67%
           9 Years          8.10%




                            INDEPENDENT AUDITORS' REPORT





          To the Shareholders and Board of Directors of Bascom Hill Balanced Fund, Inc.

          We have audited the accompanying statement of net assets of Bascom Hill Balanced Fund, Inc., including the schedule of investments, as of December 31, 1995, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the nine years and 14 days in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.



          We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Bascom Hill Balanced Fund, Inc. as of December 31, 1995, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the nine years and 14 days in the period then ended, in conformity with generally accepted accounting principles.

          WILLIAMS, YOUNG & ASSOCIATES, LLC



          Madison, Wisconsin
          January 25, 1996